                             JOINT FILING AGREEMENT

         The undersigned hereby agree, pursuant to Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, that Amendment No. 8 to Schedule 13D, to which this agreement is attached as an exhibit, is filed on behalf of each of them.

         This agreement may be executed in one or more counterparts, which together shall constitute a single agreement.

            Dated:  February 20, 1997



                                      /s/  Lennie Sam Skaggs
                                     -----------------------------------
                                    LENNIE SAM SKAGGS, individually


                                     /s/  Aline W. Skaggs
                                     -----------------------------------
                                   ALINE W. SKAGGS, individually


                                   SIX S RANCH, INC.


                                   By:   /s/  Michael T. Miller
                                     -----------------------------------
                                        Name:  Michael T. Miller
                                        Title:  Vice President


                                   ALSAM FOUNDATION


                                   By:   /s/  Michael T. Miller
                                     -----------------------------------
                                        Name:  Michael T. Miller
                                        Title:  President and Executive Director


                                   SKAGGS FAMILY FOUNDATION FOR ROMAN
                                   CATHOLIC AND COMMUNITY CHARITIES


                                   By:   /s/  J. Terrence Fitzgerald
                                     -----------------------------------
                                        Name:  J. Terrence Fitzgerald
                                        Title:  President

                                    SKAGGS INSTITUTE FOR RESEARCH


                                    By:   /s/  Richard A. Lerner
                                        -------------------------------------
                                         Name:  Richard A. Lerner
                                         Title:  President


                                      /s/  Claudia Skaggs Luttrell
                                    -----------------------------------------
                                    CLAUDIA SKAGGS LUTTRELL, individually


                                      /s/  Lynda Sue Skaggs Balukoff
                                    -----------------------------------------
                                    LYNDA SUE SKAGGS BALUKOFF, individually


                                    THE NORTHERN TRUST COMPANY, AS
                                    TRUSTEE, UA DTD 8/30/96 WITH L.S. SKAGGS,
                                    THE L.S. SKAGGS & ALINE W. SKAGGS
                                    CHARITABLE REMAINDER UNITRUST #1


                                    By:   /s/  Arthur W. Gergets
                                        -------------------------------------
                                         Name:  Arthur W. Gergets
                                         Title:  Vice President


                                    THE NORTHERN TRUST COMPANY, AS
                                    TRUSTEE, UA DTD 1/17/97 WITH L.S. SKAGGS,
                                    THE L.S. SKAGGS & ALINE W. SKAGGS
                                    CHARITABLE REMAINDER UNITRUST #2


                                    By:   /s/  Arthur W. Gergets
                                        -------------------------------------
                                         Name:  Arthur W. Gergets
                                         Title:  Vice President


                                    THE NORTHERN TRUST COMPANY, AS
                                    TRUSTEE, UA DTD 8/26/96 WITH L.S. SKAGGS,
                                    THE LYNDA SUE BALUKOFF CHARITABLE
                                    REMAINDER UNITRUST #1


                                    By:   /s/  Arthur W. Gergets
                                        -------------------------------------
                                         Name:  Arthur W. Gergets
                                         Title:  Vice President

                                    THE NORTHERN TRUST COMPANY,
                                    SUCCESSOR TRUSTEE, UA DTD 7/6/71 WITH
                                    CLAUDIA SKAGGS (LUTTRELL) THE CLAUDIA
                                    SKAGGS (LUTTRELL) PERSONAL TRUST


                                    By:   /s/  Arthur W. Gergets
                                        -------------------------------------
                                         Name:  Arthur W. Gergets
                                         Title:  Vice President


                                    THE NORTHERN TRUST COMPANY, AS
                                    TRUSTEE, UA DTD 8/30/96 WITH L.S. SKAGGS,
                                    THE CLAUDIA SKAGGS LUTTRELL
                                    CHARITABLE REMAINDER UNITRUST #1


                                    By:   /s/  Arthur W. Gergets
                                        -------------------------------------
                                         Name:  Arthur W. Gergets
                                         Title:  Vice President


                                    THE NORTHERN TRUST COMPANY, AS
                                    TRUSTEE, UA DTD 1/17/97 WITH L.S. SKAGGS,
                                    THE CLAUDIA SKAGGS LUTTRELL
                                    CHARITABLE REMAINDER UNITRUST #2


                                    By:   /s/  Arthur W. Gergets
                                        -------------------------------------
                                         Name:  Arthur W. Gergets
                                         Title:  Vice President


                                    THE NORTHERN TRUST COMPANY,
                                    SUCCESSOR TRUSTEE, UA DTD 2/2/66 WITH
                                    VIVIAN SKAGGS ARMSTRONG, FOR THE
                                    BENEFIT OF CLAUDIA SKAGGS (LUTTRELL)


                                    By:   /s/  Arthur W. Gergets
                                        -------------------------------------
                                         Name:  Arthur W. Gergets
                                         Title:  Vice President

                                    THE NORTHERN TRUST COMPANY,
                                    SUCCESSOR TRUSTEE, UA DTD 5/21/75 WITH
                                    DONALD LENNIE SKAGGS THE DONALD
                                    LENNIE SKAGGS PERSONAL TRUST


                                    By:   /s/  Arthur W. Gergets
                                        -------------------------------------
                                         Name:  Arthur W. Gergets
                                         Title:  Vice President


                                    THE NORTHERN TRUST COMPANY, AS
                                    TRUSTEE, UA DTD 8/26/96 WITH L.S. SKAGGS,
                                    THE DON L. SKAGGS CHARITABLE
                                    REMAINDER UNITRUST #1


                                    By:   /s/  Arthur W. Gergets
                                        -------------------------------------
                                         Name:  Arthur W. Gergets
                                         Title:  Vice President


                                    THE NORTHERN TRUST COMPANY, AS
                                    TRUSTEE, UA DTD 1/17/96 WITH L.S. SKAGGS,
                                    THE DON L. SKAGGS CHARITABLE
                                    REMAINDER UNITRUST #2


                                    By:   /s/  Arthur W. Gergets
                                        -------------------------------------
                                         Name:  Arthur W. Gergets
                                         Title:  Vice President

                                    THE NORTHERN TRUST COMPANY,
                                    SUCCESSOR TRUSTEE, UA DTD 2/2/66 WITH
                                    VIVIAN SKAGGS ARMSTRONG, FOR THE
                                    BENEFIT OF DON L. SKAGGS


                                    By:   /s/  Arthur W. Gergets
                                        -------------------------------------
                                         Name:  Arthur W. Gergets
                                         Title:  Vice President

                                    THE NORTHERN TRUST COMPANY,
                                    SUCCESSOR TRUSTEE, UA DTD 2/2/66 WITH
                                    VIVIAN SKAGGS ARMSTRONG FOR THE
                                    BENEFIT OF MARK STANLEY SKAGGS


                                    By:   /s/  Arthur W. Gergets
                                        -------------------------------------
                                         Name:  Arthur W. Gergets
                                         Title:  Vice President


                                    THE NORTHERN TRUST COMPANY,
                                    SUCCESSOR TRUSTEE, UA DTD 11/23/83 WITH
                                    VIVIAN SKAGGS ARMSTRONG FOR THE
                                    BENEFIT OF RICHELLE ANN SKAGGS, AGE 30
                                    TRUST


                                    By:   /s/  Arthur W. Gergets
                                        -------------------------------------
                                         Name:  Arthur W. Gergets
                                         Title:  Vice President


                                    THE NORTHERN TRUST COMPANY,
                                    SUCCESSOR TRUSTEE, UA DTD 11/23/83 WITH
                                    VIVIAN SKAGGS ARMSTRONG FOR THE
                                    BENEFIT OF DUSTIN LENNIE. SKAGGS, AGE 30
                                    TRUST


                                    By:   /s/  Arthur W. Gergets
                                        -------------------------------------
                                         Name:  Arthur W. Gergets
                                         Title:  Vice President


                                    THE NORTHERN TRUST COMPANY,
                                    SUCCESSOR TRUSTEE, UA DTD 11/23/83 WITH
                                    VIVIAN SKAGGS ARMSTRONG FOR THE
                                    BENEFIT OF JENNIFER RAE LUTTRELL, AGE
                                    30 TRUST


                                    By:   /s/  Arthur W. Gergets
                                        -------------------------------------
                                         Name:  Arthur W. Gergets
                                         Title:  Vice President

                                    THE NORTHERN TRUST COMPANY,
                                    SUCCESSOR TRUSTEE, UA DTD 11/23/83 WITH
                                    VIVIAN SKAGGS ARMSTRONG FOR THE
                                    BENEFIT OF JUSTIN DALLAS LUTTRELL, AGE
                                    30 TRUST


                                    By:   /s/  Arthur W. Gergets
                                        -------------------------------------
                                         Name:  Arthur W. Gergets
                                         Title:  Vice President


                                    THE NORTHERN TRUST COMPANY,
                                    SUCCESSOR TRUSTEE, UA DTD 11/23/83 WITH
                                    VIVIAN SKAGGS ARMSTRONG FOR THE
                                    BENEFIT OF MINDY STANA SKAGGS, AGE 30
                                    TRUST


                                    By:   /s/  Arthur W. Gergets
                                        -------------------------------------
                                         Name:  Arthur W. Gergets
                                         Title:  Vice President


                                    THE NORTHERN TRUST COMPANY,
                                    SUCCESSOR TRUSTEE, UA DTD 11/23/83 WITH
                                    VIVIAN SKAGGS ARMSTRONG FOR THE
                                    BENEFIT OF STEPHEN A. SKAGGS, AGE 30
                                    TRUST


                                    By:   /s/  Arthur W. Gergets
                                        -------------------------------------
                                         Name:  Arthur W. Gergets
                                         Title:  Vice President


                                    THE NORTHERN TRUST COMPANY,
                                    SUCCESSOR TRUSTEE, UA DTD 11/23/83 WITH
                                    VIVIAN SKAGGS ARMSTRONG FOR THE
                                    BENEFIT OF LOY LEANA SKAGGS, AGE 30
                                    TRUST


                                    By:   /s/  Arthur W. Gergets
                                        -------------------------------------
                                         Name:  Arthur W. Gergets
                                         Title:  Vice President

                                    THE NORTHERN TRUST COMPANY, TRUSTEE
                                    UA DTD 1/29/97 WITH LYNDA SUE SKAGGS
                                    BALUKOFF, THE LYNDA SUE SKAGGS
                                    BALUKOFF CHARITABLE REMAINDER TRUST
                                    #2


                                    By:   /s/  Arthur W. Gergets
                                        -------------------------------------
                                         Name:  Arthur W. Gergets
                                         Title:  Vice President